Search By Headlines.com Corp.
Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in US Dollars)

Search By Headlines.com Corp.

Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in US Dollars)

Pro Forma Consolidated Financial Statements (Expressed in US Dollars)

Pro Forma Consolidated Balance Sheet as of April 30, 2012 (unaudited)	5

Pro Forma Consolidated Statement of Operations (unaudited) for the year ended January 31, 2012	6

Pro Forma Consolidated Statement of Operations (unaudited) for the three months ended April 30, 2012	7

Notes to Pro Forma Consolidated Financial Statements (unaudited)	8-12

Financial Statements

Unaudited Pro Forma Consolidated Financial Information

The following unaudited pro forma consolidated financial information (i) presents the historical balance sheet of Naked Boxer Brief Clothing Inc. (“Naked”) as of April 30, 2012 giving pro forma effect to the July 30, 2012 reverse merger of Naked with Search by Headlines.com Corp., (the “Company”) as if the reverse merger of Naked with the Company had occurred on April 30, 2012 (ii) consolidates the historical statement of operations of Naked for the year ended January 31, 2012 giving pro forma effect to the reverse merger of Naked with the Company as if they had occurred on February 1, 2011, and (iii) combines the historical statement of operations of Naked for the three months ended April 30, 2012 with that of the Company.

As the Company’s previous year end was July 31 and the year end prospectively will be Naked’s year end of January 31, the results of the Company for the year ended January 31, 2012 were determined by combining the result of operations for the six months ended July 31, 2011 and the six months ended January 31, 2012 adjusted for the effect of the private placement transactions detailed in note 4(a).

The historical financial information has been adjusted to give pro forma effect to events that are directly attributable to the reverse merger of Naked with the Company, are factually supportable and, in the case of the pro forma statements of operations, have a recurring impact. The pro forma adjustments are preliminary, and the unaudited pro forma consolidated financial information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the reverse merger taken place on the dates noted, or the future financial position or operating results of the combined company. The pro forma adjustments are based upon available information and assumptions that we believe are reasonable.

The reverse merger of Naked with the Company is being accounted for as a capital transaction. Transactions involving the merger of a private company whereby the shareholders of a private operating company gain effective control of a public company with nominal assets and limited operations generally do not meet the accounting definition of a business acquisition and therefore are accounted for as capital transactions. The reverse merger has been accounted for as if Naked issued its own shares to acquire the Company and includes the recapitalization of Naked to conform its capital structure to the legal capital structure of the Company.

Search By Headlines.com Corp.
Pro Forma Consolidated Balance Sheet
(Unaudited)
(Expressed in US Dollars)

	Naked Boxer	Search by
	Brief Clothing	Headlines.com	Note	Pro Forma	Pro Forma
As at April 30, 2012	Inc.	Corp.	Reference	Adjustments	Consolidated

ASSETS
Current assets
Cash and cash equivalents	$8,420	$556,666	4 (d)	$(35,676)	$529,410
Accounts receivable	32,014	-		-	32,014
Loan receivable	-	226,896	4 (b)	(226,896)	-
Inventory	99,126	-		-	99,126
Prepaid expenses	26,899	-		-	26,899
Total current assets	166,459	783,562		(262,572)	687,449

Long term assets
Property, plant, and equipment, net	1,071	-		-	1,071
Intangible assets, net	59,294	-		-	59,294
TOTAL ASSETS	$226,824	$783,562		$(262,572)	$747,814

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current liabilities
Accounts payable	$137,000	$79,866		$-	$216,866
Notes payable	235,836	-	4 (b)	(226,896)	8,940
Related party payables	68,187	45,872		-	114,059
TOTAL LIABILITIES	441,023	125,738		(226,896)	339,865
STOCKHOLDERS' EQUITY (DEFICIENCY)
Common stock	638,972	27,000		(638,972)	27,000
Additional paid in capital	-	630,824		638,972	1,234,120
			4 (d)	(35,676)
Accumulated deficit	(839,804)	-		-	(839,804)
Accumulated other comprehensive income (loss)	(13,367)	-		-	(13,367)

Total stockholders' equity (deficiency)	(214,199)	657,824		(35,676)	407,949

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$226,824	$783,562		$(262,572)	$747,814

The accompanying notes are an integral part of these unaudited financial statements.

Search By Headlines.com Corp.
Pro Forma Consolidated Statement of Operations
(Unaudited)
(Expressed in US Dollars)

	Naked
	Boxer Brief	Search by
For the year ended January 31,	Clothing	Headlines.com	Note	Pro Forma	Pro Forma
2012	Inc.	Corp.	Reference	Adjustments	Consolidated
Net sales	$193,505	$-		$-	$193,505

Cost of sales	145,213	-			145,213

Gross profit	48,292	-		-	48,292

Operating Expenses
General and administrative expenses	583,964	359,749			943,713
Depreciation and amortization	2,761	-			2,761
Foreign currency transactions	3,133	-			3,133

Total operating expenses	589,858	359,749		-	949,607
Operating loss	(541,566)	(359,749)		-	(901,315)

Other income (expense)
Interest expense	(4,176)	-			(4,176)
Interest income	-	141			141
Finance charges	(5,150)	-			(5,150)
Miscellaneous income	408	-			408

Total other income (expense)	(8,918)	141		-	(8,777)

Net loss	$(550,484)	$(359,608)		$-	$(910,092)

Other comprehensive income (loss)
Foreign currency translation adjustment	(12,879)	371			(12,508)

Comprehensive loss	$(563,363)	$(359,237)		$-	$(922,600)

Basic and diluted net loss per share	$(0.12)	$(0.03)			$(0.03)

Weighted average shares used in computing basic and diluted net loss per share	4,523,341	13,500,000			27,000,000

The accompanying notes are an integral part of these unaudited financial statements.

Search By Headlines.com Corp.
Pro Forma Consolidated Statement of Operations
(Unaudited)
(Expressed in US Dollars)

	Naked
	Boxer Brief	Search by
For the three months ended April 30,	Clothing	Headlines.com	Note	Pro Forma	Pro Forma
2012	Inc.	Corp.	Reference	Adjustments	Consolidated

Net sales	$26,122	$-		$-	$26,122

Cost of sales	9,939	-			9,939

Gross profit	16,183	-		-	16,183

Operating Expenses
General and administrative expenses	183,771	34,102			217,873
Depreciation and amortization	953	-			953
Foreign currency transactions	(1,555)	-			(1,555)

Total operating expenses	183,169	34,102		-	217,271

Operating loss	(166,986)	(34,102)		-	(201,088)

Other income (expense)
Interest expense	(2,672)	-			(2,672)
Interest income		1,708			1,708
Finance charges	(2,235)	-			(2,235)
Miscellaneous income	19	-			19

Total other income (expense)	(4,888)	1,708		-	(3,180)

Net loss	$(171,874)	$(32,394)		$-	$(204,268)
Other comprehensive income (loss)
Foreign currency translation adjustment	(3,459)	3,454			(5)

Comprehensive loss	$(175,333)	$(28,940)		$-	$(204,273)

Basic and diluted net loss per share	$(0.03)	$(0.00)			$(0.01)
Weighted average shares used in computing basic and diluted net loss per share	6,069,251	13,500,000			27,000,000

The accompanying notes are an integral part of these unaudited financial statements.

Search By Headlines.com Corp.
Notes to Pro Forma Consolidated Financial Statements
(Expressed in US Dollars)
Unaudited

1.	Basis of Presentation

The unaudited pro forma consolidated financial statements of Search By Headlines.com Corp. (“SBH” or the “Company”) reflects financial information which gives pro forma effect to the acquisition agreement dated February 28, 2012 with Naked Boxer Brief Clothing Inc. (“Naked”) (the “Agreement” or “Acquisition”). At the closing of the transaction outlined in the Agreement on July 30, 2012, SBH acquired 100% of the issued and outstanding common shares of Naked in exchange for the issuance of 13,500,000 common shares of SBH. These pro-forma consolidated financial statements are prepared on the basis of the assumptions and adjustments as described in Note 4 below.

At the closing of the transaction, the former shareholders of Naked will control 50% of the issued and outstanding voting shares of SBH and former management of Naked will comprise more than 50% of the Board of Directors of SBH. Additionally, Naked’s management became the Company’s management. For accounting purposes, Naked is considered the acquirer and the resulting unaudited pro forma consolidated financial statements included herein are presented as a continuation of Naked and reflect the transaction as a recapitalization of Naked follow accounting rules applicable for reverse recapitalizations. Such financial information has been prepared from, and should be read in conjunction with, the historical financial statements and notes thereto of Naked included in this Form 8-K Report and SBH’s interim and annual reports on Form 10-Q and Form 10-K, respectively.

The pro forma consolidated statement of operations gives effect to the transaction as if it had occurred on February 1, 2011, combining the results of SBH with the results of Naked for the year ended January 31, 2012. As SBH’s previous year end was July 31 and the year end prospectively will be Naked’s year end of January 31, the results of SBH for the year ended January 31, 2012 were determined by combining the result of operations for the six months ended July 31, 2011 and the six months ended January 31, 2012 adjusted for the effect of the private placement transactions detailed in note 4(a). In addition, the unaudited pro forma interim consolidated statement of operations combines the results of SBH and Naked for the three month period ended April 30, 2012 adjusted for the effect of the private placement transactions detailed in note 4(a). The unaudited pro forma consolidated balance sheet was prepared as if the above acquisition occurred on April 30, 2012 combining the April 30, 2012 financial position of SBH adjusted for the effect of the private placement transactions detailed in note 4(a) with that of Naked.

The pro forma consolidated financial information is unaudited. The unaudited pro forma consolidated financial information is not necessarily indicative of the consolidated results which actually would have occurred if the above transaction had been consummated at the beginning of the periods presented; nor does it purport to present the results of operations for future periods.

Search By Headlines.com Corp.
Notes to Pro Forma Consolidated Financial Statements
(Expressed in US Dollars)
Unaudited

2.	Significant Accounting Policies

The unaudited pro forma consolidated financial information has been prepared based on the historical financial information of Naked and SBH giving effect to the reverse merger of Naked with the Company and related adjustments described in these notes. Certain note disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted as permitted by SEC rules and regulations.

3.	Reverse Take-Over

At closing of the transaction outlined in the Agreement, SBH acquired all of the issued and outstanding shares of Naked in exchange for 13,500,000 shares of SBH. As a result, each shareholder of Naked received 2.145 shares of SBH in exchange for their shares of Naked. In order to facilitate the merger, the Company was incorporated in the State of Nevada.

At Closing, 100,000 outstanding share purchase warrants exercisable for common shares of Naked were converted into share purchase warrants exercisable for common shares of SBH at the exchange ratio of 2.145. The exercise price of the warrants remained unchanged at $0.75 per share and the expiry date was changed to July 30, 2014.

Following the acquisition of the shares of Naked, SBH’s business has become the manufacture and sales of direct and wholesale undergarments to consumers and retailers. As the former shareholders of Naked will control the board and management of SBH after the closing of the transaction, the Acquisition has been accounted for as a reverse acquisition and a recapitalization of Naked. Following accounting rules applicable to a reverse acquisition, Naked is considered the accounting acquirer and the financial statements are presented as a continuation of Naked. The value attributable to the common shares reflects the carrying value, which approximates fair value, of the net assets of SBH.

Naked will pay a finder’s fee of $35,676 in connection with the acquisition to a related party (shown as a pro forma adjustment to cash).

4.	Pro Forma Assumptions and Adjustments

(a)	In connection with the Acquisition, SBH completed two private placements as follows:

(i)

On June 29, 2012, SBH completed a non-brokered private placement, pursuant to which the company issued 1,610,000 common shares at $0.05 per share for gross proceeds of $80,500. As these common shares were issued at a price below the fair value of the common stock, SBH recorded a compensation charge of $322,000 relating to insiders’ participating in the placement.

Search By Headlines.com Corp.
Notes to Pro Forma Consolidated Financial Statements
(Expressed in US Dollars)
Unaudited

4.	Pro Forma Assumptions and Adjustments – continued

(ii)

On June 30, 2012, SBH completed a non-brokered private placement, pursuant to which the company issued 2,880,000 common shares at $0.25 per share for gross proceeds of $720,000, of which $295,000 had been received at April 30, 2012. Of the $295,000, $245,000 was received in cash for the issuance of 980,000 shares at $0.25 per share and were recorded as a subscription. Private placement funds of $50,000 were accepted as consideration for the extinguishment of debt in exchange for 200,000 shares at $0.25 per share. The extinguishment of debt was recorded in SBH’s financial statements during the three months ended April 30, 2012 at the quoted market price of SBH’s shares of $0.055 per share and resulted in SBH recording a gain on extinguishment of debt of $39,000 and subscriptions of $11,000.

As these transactions occurred prior to the Acquisition, their effect on SBH’s net assets is included in the calculation of net assets acquired by Naked as shown below, and the $39,000 gain on extinguishment of debt is eliminated on the pro forma consolidated statement of operations as this gain occurred prior to the Acquisition.

(b)	Pursuant to the Acquisition, the notes payable and accrued interest owing from Naked to SBH of $226,896, issued in contemplation of the Acquisition, are eliminated upon consolidation.

(c)	As SBH is considered a shell company, the shares issued for the Acquisition are considered issued in exchange for the fair value net assets of SBH as follows:

			Pre
			Acquisition
	Actual		Adjustment	As Adjusted

Cash and cash equivalents	$51,166	Note 4 (a)(i)	$80,500	$556,666
		Note 4 (a)(ii)	720,000
		Note 4 (a)(ii)	(295,000)
Loan receivable	226,896		-	226,896
Accounts payable and advances payable	(79,866)		-	(79,866)
Due to related party	(45,872)		-	(45,872)

Net assets acquired	$152,324		$505,500	$657,824

The fair value of net assets acquired is credited to share capital.

(d)

In connection with the Acquisition, Naked will pay a finder’s fee of $35,676 to a related party (shown as a pro forma adjustment to cash). Following accounting rules applicable to reverse capitalizations, this transaction fee has been recorded as a charge against equity.

Search By Headlines.com Corp.
Notes to Pro Forma Consolidated Financial Statements
(Expressed in US Dollars)
Unaudited

5.	Pro Forma Share Capital

As of April 30, 2012, SBH’s authorized capital consisted of 100,000,000 common shares, par value $0.001 per share.

After giving effect to the pro forma assumptions and adjustments in Note 4, the issued share capital of the Company will be as follows:

			Common	Additional
		Par	shares to be	Paid in
	Number	Value	issued	Capital	Total
Balance, SBH, April 30, 2012	9,010,000	$9,010	$256,000	54,090	$319,100
Private placement (Note 4(a)(i))	1,610,000	1,610	-	78,890	80,500
Private placement (Note 4(a)(ii))	2,880,000	2,880	(256,000)	717,120	464,000
Acquisition of Naked (Note 3 and 4(c))	13,500,000	13,500	-	644,324	657,824
Adjustment of SBH’s share capital*	-	-	-	(863,600)	(863,600)
Adjustment for Naked’s share capital	-	-	-	638,972	638,972
Acquisition costs (Note 4(d))	-	-	-	(35,676)	(35,676)
	27,000,000	$27,000	$-	1,234,120	$1,261,120

*The adjustment to SBH’s share capital is calculated as follows:

		Common
	Common	shares to be	Additional
	stock	issued	Paid in Capital	Total
Balance, April 30, 2012	$9,010	$256,000	54,090	$319,100
Pre-Acquisition Adjustment (Note 4(a)(i))	1,610	-	78,890	80,500
Pre-Acquisition Adjustment (Note 4(a)(ii))	2,880	(256,000)	717,120	464,000
As adjusted	$13,500	$-	850,100	$863,600

The following reflects the increase in weighted average basic and diluted shares outstanding for the assumed shares issued to consummate the merger. The increase in shares outstanding represents the assumed shares issued to consummate the merger as if Naked had issued its own shares to acquire the Company.

Shares held by Naked shareholders prior to merger	6,293,640
Exchange ratio	2.145
Shares of SBH received by Naked shareholders (in exchange for their Naked shares)	13,500,000

Search By Headlines.com Corp.
Notes to Pro Forma Consolidated Financial Statements
(Expressed in US Dollars)
Unaudited

Shares held by SBH shareholders prior to merger (including shares issued to consummate the merger)	13,500,000

Total common shares outstanding after the merger	27,000,000

To recapitalize the Company’s stockholders’ equity to conform to the legal capital structure.

27,000,000 shares of common stock outstanding at $.001 par = $27,000)

Common stock at $.001 par	$27,000
Additional paid-in capital	$1,234,120
Total	$1,261,120